Herzfeld Caribbean Basin Fund, Inc.

Schedule of Investments as of September 30, 2020 (unaudited)

Shares or Principal Amount	Description	Fair Value
Common Stocks – 98.57% of net assets

Airlines - 3.81%
4,491	Bristow Group, Inc.*	$95,434
20,250	Copa Holdings, S.A.	$1,019,385

Banking and finance - 18.38%
23,280	Bancolombia, S.A.	594,804
56,289	Banco Latinoamericano de Comercio Exterior, S.A.	683,911
16,956	Evertec, Inc.	588,543
289,477	First BanCorp. (Puerto Rico)	1,511,070
55,230	Popular, Inc.	2,003,192
3,844	W Holding Company, Inc.*[1]	--

Communications - 2.49%
15,698	América Móvil, S.A.B. de C.V. ADR	196,068
209,144	América Móvil, S.A.B. de C.V. Series L	130,509
479,175	Fuego Enterprises, Inc.*	145,669
207,034	Grupo Radio Centro S.A.B. de C.V.*	45,840
28,400	Grupo Televisa, S.A.B. ADR	175,512
32,272	Spanish Broadcasting System, Inc.*	4,357
33,226	Telesites S.A.B. Series B-1*	29,997

Conglomerates and holding companies - 0.00%
250,000	Admiralty Holding Company*[1]	--

Construction and related – 26.54%
270,645	Cemex, S.A.B. de C.V. ADR	1,028,452
20	Ceramica Carabobo Class A ADR*[1]	--
3,000	Martin Marietta Materials	706,080
95,007	MasTec, Inc.*	4,009,295
77,117	PGT Innovations, Inc.*	1,351,090
5,000	Vulcan Materials	677,700

See accompanying notes to the schedule of investments

Herzfeld Caribbean Basin Fund, Inc.

Schedule of Investments as of September 30, 2020 (continued)

Shares or Principal Amount	Description	Fair Value
Food, beverages and tobacco – 10.48%
503,164	Becle, S.A.B. de C.V.	1,022,207
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	106,068
14,610	Fomento Económico Mexicano, S.A.B. de C.V. ADR	820,935
48,850	Fresh Del Monte Produce, Inc.	1,119,642

Housing – 4.32%
15,500	Lennar Corporation	1,266,040

Investment companies - 0.00%
70,000	Waterloo Investment Holdings Ltd.*[1]	--

Leisure – 16.25%
25,559	Carnival Corporation	387,986
6,745	Marriott Vacations Worldwide Corporation	612,513
86,717	Norwegian Cruise Line Holdings Ltd.*	1,483,728
35,120	Royal Caribbean Cruises Ltd.	2,273,318

Mining - 0.03%
3,872	Grupo México, S.A.B. de C.V. Series B	9,847

Retail - 1.95%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	68,921
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	502,596

Service - 2.62%
6,600	Grupo Aeroportuario ADR*	765,798

Trucking and marine freight – 1.33%
137	Seaboard Corporation	388,626

See accompanying notes to the schedule of investments

Herzfeld Caribbean Basin Fund, Inc.

Schedule of Investments as of September 30, 2020 (continued)

Shares or Principal Amount	Description	Fair Value
Utilities – 8.74%
12,000	Caribbean Utilities Ltd. Class A	$168,000
70,025	Consolidated Water Company Ltd.	728,960
700	Cuban Electric Company*[1]	--
5,994	NextEra Energy, Inc.	1,663,695

Other - 1.63%
25,000	Geltech Solutions, Inc.*	292
55,921	Margo Caribe, Inc.*	478,125
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	--

Total common stocks (cost $30,096,755)		28,864,205

Bonds – 0.00% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default*[1]	--

Total bonds (cost $63,038)		--

Rights – 0.00% of net assets
12,000	Caribbean Utilities Ltd., Expiring 10/26/21	120

Total rights (cost $0.00)		120

Money Market Funds – 1.46%
427,309	Federated Government Obligations Fund, Institutional Class, 0.01%[2]	427,309

Total money market funds (cost $427,309)		427,309

Total investments (cost $30,587,102) – 100.03% of net assets		29,291,634

Liabilities in excess of other assets – (0.03%) of net assets		(7,389)

Net assets - 100%		29,284,245

[1]	Securities have been fair valued in good faith using fair value methodology approved by the Board of Directors. Fair valued securities comprised 0.00% of net assets.
[2]	Rate disclosed is the seven day effective yield as of September 30, 2020.
*	Non-income producing

See accompanying notes to the schedule of investments

The investments are concentrated in the following geographic regions (as percentages of net assets)(unaudited):

United States of America	67.29%
Mexico	16.98%
Panama	5.90%
Puerto Rico	5.24%
Other, individually under 5%**	4.59%
100.00%

**	Amount includes liabilities in excess of other assets of (0.03)%.

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) records its investments in securities at fair value. Under generally accepted accounting principles (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2:	observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:	unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on the date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2020:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common stocks
USA	$19,850,634	$0	$0	$19,850,634
Mexico	4,856,910	45,840	0	4,902,750
Panama	1,703,296	0	0	1,703,296
Puerto Rico	1,511,070	0	0	1,511,070
Cayman	728,960	0	0	728,960
Colombia	594,804	0	0	594,804
Bonds
Cuba	0	0	0	0
Rights
United States	120	0	0	120
Total Investments in securities	$29,245,794	$45,840	$0	$29,291,634

The fair valued securities (Level 3) held in the Fund consisted of Cuban Electric Company, Ceramica Carabobo, Siderurgica Venezolana Sivensa S.A., Admiralty Holding Company, Waterloo Investment Holding, W Holding Company and Republic of Cuba 4.5% bond. There was no change in value since June 30, 2020, therefore no Level 3 reconciliation table is required.

For more information with regards to significant accounting policies, see the most recent semi-annual or annual report filed with the Securities and Exchange Commission.

As of September 30, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) were as follows:

Aggregate cost of securities for federal income tax purposes	$30,798,901
Gross unrealized appreciation	$5,429,471
Gross unrealized depreciation	(6,936,738)
Net unrealized appreciation (depreciation) on investments	$(1,507,267)